Second Quarter 2011 Earnings Conference Call 18 May 2011 Exhibit 99.3 (Furnished herewith) 27

| 2nd Quarter 2011 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s projections, plans and objectives for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 28

| 2nd Quarter 2011 Earnings Conference Call 3 Second Quarter Overview (in millions of dollars except per share amounts) Q2 2011 Q2 2010 Change Net Sales and Revenues $8,910 $7,131 +25% Net Sales $8,328 $6,548 +27% Net Income Attributable to Deere & Company $904 $547 +65% Diluted EPS $2.12 $1.28 +66% 29

| 2nd Quarter 2011 Earnings Conference Call 4 Supplemental Data – Second Quarter 2010 NOTE: Due to the magnitude of the amount for the item listed above, management believes the above additional supplemental data provides valuable insight into the operating performance for second quarter 2010. Management believes this presentation will enhance the reader’s understanding of the impact of this item on Deere & Company’s performance during the quarter. Management does not intend this presentation to be considered in isolation of or as a substitute for the related measures under GAAP. 30 (millions) Diluted EPS Net income attributable to Deere & Company, as reported 547.5 $ 1.28 $ Tax charge for U.S. health-care legislation 129.5 0.30 Net income attributable to Deere & Company, as adjusted 677.0 $ 1.58 $ Q2 2010

| 2nd Quarter 2011 Earnings Conference Call 5 Second Quarter Overview Net Sales Equipment operations net sales: Up 27% in Q2 2011 vs. Q2 2010 Price realization: +4 points Currency translation: +3 points 31

Production Tonnage

*Approximate % Change**	Q2 2011 Actual	Q2 2011 Previous Forecast	Q3 2011 Forecast	FY 2011 Forecast	FY 2011 Previous Forecast
Total Worldwide	+27	+26	+11	+19	+16
Worldwide A&T	+24	+23	+12	+17	+14
Worldwide C&F	+51	+52	+7	+36	+29
U.S. and Canada	+25	+21	+1	+17	+14
Outside U.S. and Canada	+30	+34	+29	+24	+21
U.S. and Canada A&T	+20	+15	+1	+13	+10

*Approximate % Change**	Q1	Q2	Q3	Q4
Total Worldwide – Fiscal 2011 Actual	+41	+27		
Total Worldwide – Fiscal 2011 Forecast			+11	+4

*Percentage change from same period in previous year, excluding purchased product
Deere & Company Forecast as of 18 May 2011 (Previous Forecast as of 16 February 2011)

6 | 2nd Quarter 2011 Earnings Conference Call

32

JOHN DEERE

| 2nd Quarter 2011 Earnings Conference Call 7 2011 Company Outlook Third Quarter 2011 Forecast Net sales up ~ 20% vs. Q3 2010 Currency translation: ~ +6 points Fiscal Year 2011 Forecast Net sales up 21-23% vs. FY 2010 Currency translation: ~ +3 points Price realization: ~ +3 points Previous forecast up 18-20% vs. FY 2010 Currency translation: ~ +2 points Price realization: ~ +2 points Net income attributable to Deere & Company of ~ $2.65 billion Previous forecast: ~ $2.5 billion Deere & Company Forecast as of 18 May 2011 (Previous Forecast as of 16 February 2011) 33

| 2nd Quarter 2011 Earnings Conference Call 8 Worldwide Agriculture & Turf Second Quarter Overview (in millions of dollars) Q2 2011 Q2 2010 Change Net Sales $6,999 $5,637 +24% Operating Profit* $1,163 $952 +22% Production Tonnage +24% Incremental Margin ~ 15% *Q2 2011 operating profit impacted by: Higher shipment and production volumes Improved price realization Increased raw-material costs Higher selling, administrative and general expenses 34

| 2nd Quarter 2011 Earnings Conference Call 9 U.S. Commodity Price Estimates (dollars per bushel, except cotton, which is dollars per pound) 2009/10 2010/11 Estimate Previous 2010/11 2011/12 Forecast Previous 2011/12 Corn $3.55 $5.20 $5.20 $5.50 $4.90 Wheat $4.87 $5.75 $5.75 $7.25 $6.35 Soybeans $9.59 $11.55 $11.80 $12.75 $12.35 Cotton $0.63 $0.81 $0.80 $1.00 $0.70 Deere & Company Forecast as of 18 May 2011 (Previous Forecast as of 16 February 2011) 35

| 2nd Quarter 2011 Earnings Conference Call 10 U.S. Farm Cash Receipts (in billions of dollars) 2009 2010 Forecast Previous 2010 2011 Forecast Previous 2011 2012 Forecast Crops $163.7 $170.9 $171.2 $210.1 $205.1 $202.0 Livestock $119.8 $141.5 $137.5 $149.4 $142.2 $152.0 Government Payments $12.3 $12.2 $12.4 $11.9 $11.9 $12.3 Total Cash Receipts $295.8 $324.6 $321.1 $371.4 $359.2 $366.3 Deere & Company Forecast as of 18 May 2011 (Previous Forecast as of 16 February 2011) 36

(Yield in bushels per acre, except cotton, which is pounds per acre) Acres Planted (millions) Yield 2010/11 Estimate 2011/12 Forecast 2010/11 Estimate 2011/12 Forecast Corn 88.2 91.9 152.8 163.4 Wheat 53.6 58.0 46.4 42.8 Soybeans 77.4 76.6 43.5 43.8 Cotton 11.0 12.6 812 800 | 2nd Quarter 2011 Earnings Conference Call 11 U.S. Acres Planted and Crop Yields Deere & Company Forecast as of 18 May 2011 37

| 2nd Quarter 2011 Earnings Conference Call 12 EU 27 Economic Update Deere & Company Forecast as of 18 May 2011 Farm income stable to positive due to improved prices Regions and segments differ Fundamentals remain positive Grain, beef, and milk prices remain at good levels Pork prices recovering, following seasonal trend Input costs increasing, but below peak levels Increased investment in agricultural machinery Low levels of used equipment 38

| 2nd Quarter 2011 Earnings Conference Call 13 Farm Net Income (Loss) Brazil and Argentina Brazil (in billions of U.S. dollars) 2009 2010 Previous 2010 2011 Forecast Previous 2011 2012 Forecast Soybeans 2.8 4.5 4.4 8.8 8.8 6.7 Sugarcane 2.3 10.3 10.3 13.4 13.4 13.6 Other* (2.7) 0.6 (1.5) 3.9 1.5 1.9 Total 2.4 15.4 13.2 26.1 23.7 22.2 Argentina (in billions of U.S. dollars) 2009 2010 Previous 2010 2011 Forecast Previous 2011 2012 Forecast Total (2.5) 6.1 6.1 7.6 7.6 6.4 * Includes corn, paddy rice, and cotton Deere & Company Forecast as of 18 May 2011 (Previous Forecast as of 16 February 2011) 39

| 2nd Quarter 2011 Earnings Conference Call 14 Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2011 U.S. and Canada Ag: Up 5-10% Previous forecast: Up ~ 5% EU 27 Ag: Up ~ 15% Previous forecast: Up ~ 10% CIS* countries Ag: Notably stronger gains from the previous year’s depressed level Previous forecast: Moderate gains in relation to the prior year’s depressed level Asia Ag: Sales forecast to grow strongly again this year Previous forecast: Sales expected to grow moderately South America Ag: Down 5-10% Previous forecast: ~ Flat U.S. and Canada turf and utility equipment: ~ Flat No change from previous forecast *Commonwealth of Independent States Deere & Company Forecast as of 18 May 2011 (Previous Forecast as of 16 February 2011) 40

| 2nd Quarter 2011 Earnings Conference Call 15 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2011 Forecast Net sales projected to be up ~ 20% Currency translation: ~ +4 points Previous forecast: Up ~ 16% Deere & Company Forecast as of 18 May 2011 (Previous Forecast as of 16 February 2011) 41

Product Expansion - Large Square Baler | 2nd Quarter 2011 Earnings Conference Call 16 John Deere and Kuhn Group announce strategic cooperation Provides John Deere branded machines to EAME and CIS countries in 2012, worldwide by 2014 Adds key product offering for livestock, commercial, and contractor customer segments Leverages the strength of the John Deere dealer network 42 Deere & Company Forecast as of 18 May 2011

| 2nd Quarter 2011 Earnings Conference Call 17 Construction of an agricultural equipment factory Located in Harbin, Heilongjiang Province Initial outlay of ~ $80 million Expect production to begin late 2012 Support demand for large agricultural machinery Mid- and large-sized tractors, sprayers, planters, harvesting equipment Becomes 7th manufacturing location in China Includes 2 joint ventures New Operations - China 43 Deere & Company Forecast as of 18 May 2011

| 2nd Quarter 2011 Earnings Conference Call 18 Worldwide Construction & Forestry Second Quarter Overview (in millions of dollars) Q2 2011 Q2 2010 Change Net Sales $1,329 $911 +46% Operating Profit* $105 $36 +192% Production Tonnage +51% Incremental Margin ~ 17% *Q2 2011 operating profit impacted by: Higher shipment and production volumes Improved price realization Higher selling, administrative and general expenses Increased raw-material costs 44

U.S. Economic Indicators 2011 Forecast 2012 Forecast GDP Growth (annual percentage rate) +2.8% +2.9% Housing Starts (thousands) 616 1,036 Non-Residential Spending Growth (annual percentage rate) -2.7% -3.0% Government Spending Growth (annual percentage rate) -3.2% -1.8% | 2nd Quarter 2011 Earnings Conference Call 19 Worldwide Construction & Forestry Deere & Company Outlook Source: Global Insight, Calendar Year Estimates – April 2011 Fiscal Year 2011 Forecast Net sales projected to be up ~ 35% No change from previous forecast Deere & Company Forecast as of 18 May 2011 (Previous Forecast as of 16 February 2011) 45

| 2nd Quarter 2011 Earnings Conference Call 20 Worldwide Financial Services Credit Loss History 0.10% Provision for Credit Losses / Average Owned Portfolio * Annualized provision for credit losses as of 30 April 2011 46 0.00% 0.50% 1.00% 1.50% 2.00% 1 9 9 0 1 9 9 1 1 9 9 2 1 9 9 3 1 9 9 4 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 *

| 2nd Quarter 2011 Earnings Conference Call 21 Worldwide Financial Services Second Quarter 2011 Net income attributable to Deere & Company $105 million in Q2 2011 vs. $87 million in Q2 2010 Fiscal Year 2011 Forecast Net income attributable to Deere & Company of ~ $435 million Previous forecast: ~ $400 million Deere & Company Forecast as of 18 May 2011 (Previous Forecast as of 16 February 2011) 47

| 2nd Quarter 2011 Earnings Conference Call 22 Consolidated Trade Receivables & Inventory (in millions of dollars) Q2 2011* Actual 2011** Forecast 2011** Previous Forecast A&T 1,331 125 350 C&F 496 225 100 Total, as reported 1,827 100 250 Total, constant exchange 1,392 50 225 * Change at 30 April 2011 vs. 30 April 2010 ** Change at 31 October 2011 vs. 31 October 2010 Deere & Company Forecast as of 18 May 2011 (Previous Forecast as of 16 February 2011) 48

| 2nd Quarter 2011 Earnings Conference Call 23 Retail Sales U.S. and Canada Ag Industry* Deere** Utility Tractors 5% in line with the industry Row-Crop Tractors 1% a low single digit 4WD Tractors 4% a single digit Combines 19% more than industry April 2011 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 30 April – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** U.S. and Canada Ag 2011 2010 Row-Crop Tractors 17% 18% Combines 10% 8% 49

| 2nd Quarter 2011 Earnings Conference Call 24 April 2011 Retail Sales EU 27 Deere* Tractors double digits Combines double digits U.S. and Canada Deere* Selected Turf & Utility Equipment double digits * Based on internal sales reports U.S. and Canada – Construction & Forestry Deere* First-in-the-Dirt double digits Settlements double digits 50

| 2nd Quarter 2011 Earnings Conference Call 25 Material Costs and Freight Equipment Operations Second Quarter 2011 Up ~ $175 million vs. Q2 2010 Fiscal Year 2011 Forecast Margin impact: ~ (2) points vs. FY 2010 Previous forecast: (1-2) points Deere & Company Forecast as of 18 May 2011 (Previous Forecast as of 16 February 2011) 51

| 2nd Quarter 2011 Earnings Conference Call 26 Research & Development Expense Equipment Operations Second Quarter 2011 Up ~ 12% vs. Q2 2010 Fiscal Year 2011 Forecast Up ~ 17% vs. FY 2010 Previous forecast: Up ~ 15% Deere & Company Forecast as of 18 May 2011 (Previous Forecast as of 16 February 2011) 52

| 2nd Quarter 2011 Earnings Conference Call 27 Selling, Administrative & General Expense Equipment Operations Second Quarter 2011 Up ~ 19% vs. Q2 2010 Incentive compensation: ~ +8 points Currency translation: ~ +2 points Growth: ~ +1 point Fiscal Year 2011 Forecast Up ~ 14% vs. FY 2010 Incentive compensation: ~ +3 points Currency translation: ~ +2 points Growth: ~ +1 point Previous forecast: Up ~ 12% vs. FY 2010 Incentive compensation: ~ +3 points Growth: ~ +2 points Currency translation: ~ +1 point Deere & Company Forecast as of 18 May 2011 (Previous Forecast as of 16 February 2011) 53

| 2nd Quarter 2011 Earnings Conference Call 28 Income Taxes Equipment Operations Second Quarter 2011 Effective tax rate of ~ 32% Fiscal Year 2011 Forecast Projected effective tax rate of 33-35% No change from previous forecast Deere & Company Forecast as of 18 May 2011 (Previous Forecast as of 16 February 2011) 54

| 2nd Quarter 2011 Earnings Conference Call 29 Continued Strong Operating Performance Equipment Operations Cash Flows from Operations Fiscal Year 2008: $2.4 billion Fiscal Year 2009: $1.4 billion Fiscal Year 2010: $2.5 billion Fiscal Year 2011 Forecast: ~ $3.1 billion Previous forecast: ~ $3.3 billion Deere & Company Forecast as of 18 May 2011 (Previous Forecast as of 16 February 2011) 55

| 2nd Quarter 2011 Earnings Conference Call 30 Other Information Fiscal Year 2011 Forecast Equipment Operations Capital Expenditures ~ $1.1 billion No change from previous forecast Depreciation and Amortization ~ $600 million No change from previous forecast Pension/OPEB Contributions ~ $115 million Previous forecast: ~ $100 million Deere & Company Forecast as of 18 May 2011 (Previous Forecast as of 16 February 2011) 56

| 2nd Quarter 2011 Earnings Conference Call 31 Share Repurchase As Part of Publicly Announced Plans Actual Shares Repurchased* (in millions) Total Amount** (in billions) 2004 5.9 $0.2 2005 27.7 $0.9 2006 34.0 $1.3 2007 25.7 $1.5 2008 21.2 $1.7 2009 0.0 $0.0 2010 5.2 $0.4 2011 YTD 6.8 $0.6 Cumulative cost of repurchases 2004-2Q2011: ~ $6.5 billion Shares remaining on May 2007 40-million authorization: ~ 1.6 million May 2008 share authorization: $5.0 billion 30 April 2011 period ended shares: ~ 420.0 million Shares repurchased 2004-2Q2011: ~ 126.5 million Average repurchase price 2004-2Q2011: $51.57 * All shares adjusted for two-for-one stock split effective 26 November 2007 ** Rounded totals for each period– sum may not tie to cumulative cost of repurchases 2004-2Q2011 57

| 2nd Quarter 2011 Earnings Conference Call 32 Appendix 58

Deere Use-of-Cash Priorities | 2nd Quarter 2011 Earnings Conference Call 33 Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 59

| 2nd Quarter 2011 Earnings Conference Call 34 Worldwide Financial Services Unsecured Term Debt Maturities* * Maturities as of 30 April 2011 60

| 2nd Quarter 2011 Earnings Conference Call 35 Sources and Uses of Cash Fiscal 2004–2010 Equipment Operations ~55% of cash from operations returned to shareholders (1) Other includes excess tax benefits from share-based compensation, effect of exchange rates on cash and cash equivalents, proceeds from maturities and sales of marketable securities and purchases of marketable securities Source: Deere & Company SEC filings (1) $4,160 $3,348 61

U.S. Farm Prices | 2nd Quarter 2011 Earnings Conference Call 36 Source: Actual Data: USDA Forecast Data: Deere & Company Forecast as of 18 May 2011 62

| 2nd Quarter 2011 Earnings Conference Call 37 World Farm Fundamentals Global Stocks-To-Use Ratios Corn Wheat Soybeans Source: USDA - 11 May 2011 Cotton 63

| 2nd Quarter 2011 Earnings Conference Call 38 U.S. Net Farm Cash Income (in billions of dollars) 2009 2010 Forecast Previous 2010 2011 Forecast Previous 2011 2012 Forecast Total Cash Receipts $295.8 $324.6 $321.1 $371.4 $359.2 $366.3 Other Cash Income $22.0 $21.0 $22.8 $21.1 $23.3 $23.8 Gross Cash Income $317.8 $345.6 $343.9 $392.5 $382.5 $390.1 Cash Expenses ($248.5) ($254.2) ($253.9) ($280.0) ($272.0) ($284.0) Net Cash Income $69.3 $91.4 $90.0 $112.5 $110.5 $106.1 Deere & Company Forecast as of 18 May 2011 (Previous Forecast as of 16 February 2011) 64

Deere’s third quarter 2011 conference call is scheduled for 9:00 a.m. central time on Wednesday, August 17, 2011 65